SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2004
                                 ----------------
                Date of Report (Date of earliest event reported)


                                PEOPLEVIEW, INC.
                               --------------------
             (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     000-27507                                            88-0350448
     ---------                                            ----------
(Commission  File  Number)                             (IRS  Employer
                                                   Identification  No.)


         27130A Paseo Espada, Suite 1427, San Juan Capistrano, CA  92675
         ---------------------------------------------------------------
                 (address of principal executive offices)     (Zip Code)


                                  (949) 481-7550
                                  --------------
              (Registrant's telephone number, including area code)



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Item  2.  Acquisition  of  Assets.

On April 1, 2004, the registrant ("PeopleView") acquired Alan Mayo & Associates, Inc., a California corporation doing business as The Mayo Group ("The Mayo Group"). The acquisition was accomplished by merging The Mayo Group into PPVW Acquisition Corporation, a wholly owned subsidiary of PeopleView. In exchange for acquiring The Mayo Group, PeopleView issued 6,000,105 shares of its common stock and paid $300,000 in cash consideration to the shareholders of The Mayo Group on a pro rata basis. The Agreement and Plan of Merger attached hereto as exhibit 2.1 also provides for the payment by PeopleView of contingent consideration upon the business operations of The Mayo Group achieving certain milestones in the future. The nature and amount of the consideration was arrived at through arm's length negotiations between PeopleView and The Mayo Group. The cash consideration paid by PeopleView at the closing was raised in a private placement of common shares of PeopleView in March, 2004. Prior to the acquisition there was no relationship between the parties nor their respective managements.

The Mayo Group provides outsourced healthcare solutions for document and image management and related financial and business processes for healthcare facilities. It provides healthcare facilities with a single source solution for their entire document and image management process. The Mayo Group's proprietary technology and processes help hospitals, health plans and health systems reduce their image expenses and improve productivity. The Mayo Group's target market includes medium to large hospitals, health plans and health care systems. Customers served by The Mayo Group include health systems such as Memorial Health Services and Catholic Healthcare West. The Mayo Group delivers its products through its direct sales force and a strategic alliance partner program.

Given the disposition of certain assets by PeopleView on March 17, 2004, at the present time the business operations of The Mayo Group constitute all of the business operations of PeopleView.

Item  7.  Financial  Statements  and  Exhibits.
Financial  Statements.

The registant will file the required financial statements and pro forma financial information as an amendment to this Form 8-K as soon as practicable but not later than sixty (60) days from the date of this Form.

Exhibit  No.     Description

2.1           Agreement  and  Plan  of  Merger
99.1          Press  Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEOPLEVIEW,  INC.


                                     By: /s/ James P. Stapleton
                                         -----------------------------------
                                         James  P.  Stapleton
Date:  April  16,  2004                  Chief  Financial  Officer